SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 6, 2006

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

Stanley B. Tulin, Vice Chairman and Chief Financial Officer of the Registrant, will make a presentation at a meeting of the Association of Insurance and Financial Analysts (AIFA) on March 6, 2006. The slides attached as Exhibit 99.1 hereto will be presented at that meeting.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Slide presentation for AIFA meeting

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  March 6, 2006                    By: /s/ Alvin H. Fenichel
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                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller








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